UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 11, 2006
American Real Estate Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 South Bedford Road, Mt. Kisco, NY	10549

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 242-7700
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events
SIGNATURES
EX-99.1: PRESS RELEASE

Section 8 — Other Events
     Item 8.01 Other Events
The following information is furnished pursuant to Item 8.01, “Other Events”
On May 11, 2006, American Real Estate Partners, L.P. (“AREP”) issued a press release setting forth AREP’s first-quarter 2006 earnings and announcing the approval of a $0.10 per unit quarterly distribution. A copy of AREP’s press release is attached as Exhibit 99.1.
Exhibit Index

99.1	Press Release dated May 11, 2006
[remainder of page intentionally left blank; signature page follows]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P.
(Registrant)

By:	American Property Investors, Inc.,
its General Partner

	By:	/s/ Jon F. Weber
Jon F. Weber
President and Chief Financial Officer
American Property Investors, Inc.,
the General Partner of
American Real Estate Partners, L.P.
Date: May 11, 2006